Due from Client	12 Months Ended
Dec. 31, 2013
Due From Client [Abstract]
DUE FROM CLIENT
4. DUE FROM CLIENT

As of December 31, 2013, Anchor was owed approximately $250,000 from a Food Service Company from whom Anchor had purchased invoices. In July 2013, Anchor determined that the Food Service Company had misdirected certain payments due to Anchor, and Anchor ceased funding this client. On August 8, 2013, the Food Service Company filed Chapter 11 Bankruptcy. At the time of the bankruptcy filing, Anchor's total funding employed to the Food Service Company was approximately $1,453,500. Under a Court Order approved settlement with the Food Service Company, Anchor collected approximately $1,153,500 of the Food Service Company’s accounts receivable. By Court Order, the final balance of $300,000 is to be paid to Anchor in twelve monthly installments of $25,000 beginning November 8, 2013.